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                                                                    Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10K, into Vision-Sciences, Inc.'s previously filed Registration Statement File Nos. 33-57298, 33-80762 and 33-80764.


                                              /s/ ARTHUR ANDERSEN LLP
                                              ------------------------
                                                  ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 25, 1998